Exhibit 99.1

THE CHARLES SCHWAB CORPORATION

Contacts:

MEDIA:	INVESTORS/ANALYSTS:

Greg Gable	Rich Fowler
Charles Schwab	Charles Schwab
Phone: 415-636-5847	Phone: 415-636-9869

SCHWAB REPORTS FOURTH QUARTER AND FULL YEAR RESULTS

Record 2007 results reflect focused business model and stronger client relationships

SAN FRANCISCO, January 16, 2008 – The Charles Schwab Corporation announced today that its income from continuing operations (which excludes the impact of U.S. Trust) was $305 million for the fourth quarter of 2007, up 36% from the fourth quarter of 2006. For the year ended December 31, 2007, the company’s income from continuing operations was a record $1.1 billion, up 26% from 2006.

	Three Months Ended —December 31,—		% Change	Twelve Months Ended —December 31,—		% Change
Financial Highlights	2007	2006		2007	2006
Net revenues (in millions)(1)	$1,345	$1,096	23%	$4,994	$4,309	16%
Net income (in millions)	$308	$467	(34%)	$2,407	$1,227	96%
Diluted earnings per share	$.26	$.37	(30%)	$1.97	$.95	107%
Pre-tax profit margin(1)	39.1%	33.9%		37.1%	34.3%
Return on stockholders’ equity	35%	39%		55%	26%

Results from continuing operations:
Income (in millions)	$305	$224	36%	$1,120	$891	26%
Diluted earnings per share	$.26	$.18	44%	$.92	$.69	33%

(1)	Amounts have been adjusted to summarize the impact of the sale of U.S. Trust, which was completed on July 1, 2007, in income from discontinued operations.

Chairman and CEO Charles Schwab commented, “In 2007, we grew revenues 16% and set new records for income and earnings per share from continuing operations. These results reflected our focus on earning our clients’ loyalty and helping them achieve better financial outcomes, while continuing to improve our own financial performance. Net new assets rose 92% in 2007 to $160 billion, including $23 billion relating to the acquisition of The 401(k) Company, and total client assets rose 17% to $1.4 trillion at year-end. Clients opened 809,000 brokerage accounts during the year, up 24%, and total brokerage accounts rose 5% to 7.0 million by the end of December. In addition, by year-end 2007 we were serving 262,000 bank accounts and 1.2 million retirement plan participants, up from 147,000 and 542,000, respectively, at year-end 2006. I’m particularly proud of our achievements in a year that proved so challenging for the financial services industry.”

CFO Joe Martinetto said, “Schwab’s financial objectives for 2007 included revenue growth of at least 12% and pre-tax profit margin expansion of about 200 basis points, to 36%. With revenues driven by our success with clients and careful expense management helping achieve a 37% margin, we’ve once again delivered on our ongoing commitment to combine solid growth with improved profitability. We also completed a major capital restructuring during 2007, which incorporated a $1.2 billion special cash dividend, a $2.1 billion stock tender offer, and the issuance of $550 million of new debt capital. Including the restructuring, regular dividends and share repurchases, we returned $4.2 billion of equity to stockholders during 2007. We’ve established a leaner, lower-cost capital structure while maintaining ample liquidity. Schwab retains a strong, flexible balance sheet to serve its growing client base.”

Business highlights for the fourth quarter (data as of quarter-end unless otherwise noted):

Schwab Investor Services Business (SIS)

•	Client assets enrolled in Schwab advisory solutions = $56.7 billion, up 14% year-over-year.

•	Schwab Managed PortfoliosTM reached $4.5 billion at December 31, up 10% from the prior quarter.

•	Further enhanced StreetSmart Pro®, Schwab’s platform for active traders, by adding intraday unrealized gain/loss tracking capabilities.

•	Consolidated active investor services into a single Schwab offering, allowing the company to better focus its product and technology resources on one platform.

Schwab Institutional® Business (SI)

•

Introduced two trust services to help advisors sustain relationships across generations - the Personal Trust Reporting Service to assist advisors in managing assets when an individual is serving as trustee on an irrevocable trust, and a new Administrative Trustee Service for advisors who wish to work with Schwab as a corporate or directed trustee.

•	Introduced a new relationship with human resource outsourcing company TriNet to provide healthcare and benefit services for independent investment advisors and their employees.

•

Launched a new set of resources to help advisors manage their human capital needs, including a website with tools and information, online services to assist in finding new talent as well as retain and reward existing employees, and two new compensation-related white papers.

Schwab Corporate and Retirement Services Business (SCRS)

•

Launched the Schwab EquiviewTM stock plan recordkeeping and reporting system for all Stock Plan Services corporate clients, which provides significantly enhanced administrative efficiency and flexibility.

•	Reintroduced employee stock purchase plan (ESPP) administration for Stock Plan Services clients.

•	Compiled and released data demonstrating the benefits of advice and professionally managed portfolios for 401(k) plan participants.

Products and Infrastructure

•	For Charles Schwab Bank:

•	Balance sheet assets = $14.8 billion, up 34% year-over-year.

•	Outstanding mortgage and home equity loans = $3.3 billion, up 44% year-over-year.

•	First mortgage originations during the quarter = $574 million.

•

Expanded Laudus Funds® through a sub-advisory relationship with Mondrian Investment Partners Limited, the London-based international investment house. The first funds in the newly created Laudus® Mondrian offering include the Laudus Mondrian Emerging Markets Fund and the Laudus Mondrian International Fixed Income Fund.

•

Launched the Schwab® Premier Income Fund, which is designed to produce attractive yields and provide increased monthly income over a number of years to investors in retirement with at least $250,000 in assets who are willing to accept an increased level of risk.

About Charles Schwab

The Charles Schwab Corporation (Nasdaq: SCHW) is a leading provider of financial services, with more than 300 offices and 7.0 million client brokerage accounts, 1.2 million corporate retirement plan participants, 262,000 banking accounts, and $1.4 trillion in client assets. Through its operating subsidiaries, the company provides a full range of securities brokerage, banking, money management and financial advisory services to individual investors and independent investment advisors. Its broker-dealer subsidiary, Charles Schwab & Co., Inc. (member SIPC, http://www.sipc.org), and affiliates offer a complete range of investment services and products including an extensive selection of mutual funds; financial planning and investment advice; retirement plan and equity compensation plan services; referrals to independent fee-based investment advisors; and custodial, operational and trading support for independent, fee-based investment advisors through its Schwab Institutional division. The Charles Schwab Bank, (member FDIC) provides banking and mortgage services and products. More information is available at www.schwab.com.

###

THE CHARLES SCHWAB CORPORATION

Consolidated Statements of Income

(In millions, except per share amounts)

(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
Net Revenues
Asset management and administration fees	$628	$518	$2,358	$1,945

Interest revenue	573	548	2,270	2,113
Interest expense	(132)	(177)	(623)	(679)

Net interest revenue	441	371	1,647	1,434

Trading revenue	242	181	860	785
Other	34	26	129	145

Total net revenues	1,345	1,096	4,994	4,309

Expenses Excluding Interest
Compensation and benefits	455	399	1,781	1,619
Professional services	88	78	324	285
Occupancy and equipment	74	68	282	260
Advertising and market development	68	54	230	189
Communications	50	47	200	180
Depreciation and amortization	39	38	156	157
Other	45	40	168	143

Total expenses excluding interest	819	724	3,141	2,833

Income from continuing operations before taxes on income	526	372	1,853	1,476
Taxes on income	(221)	(148)	(733)	(585)

Income from continuing operations	305	224	1,120	891
Income from discontinued operations, net of tax	3	243	1,287	336

Net Income	$308	$467	$2,407	$1,227

Weighted-Average Common Shares Outstanding — Diluted	1,167	1,274	1,222	1,286

Earnings Per Share — Basic
Income from continuing operations	$.26	$.18	$.93	$.70
Income from discontinued operations, net of tax	$.01	$.19	$1.06	$.27
Net income	$.27	$.37	$1.99	$.97
Earnings Per Share — Diluted
Income from continuing operations	$.26	$.18	$.92	$.69
Income from discontinued operations, net of tax	—	$.19	$1.05	$.26
Net income	$.26	$.37	$1.97	$.95

Dividends Declared Per Common Share	$.050	$.050	$1.200	$.135

See Notes to Consolidated Statements of Income and Financial and Operating Highlights.

THE CHARLES SCHWAB CORPORATION

Financial and Operating Highlights

(Unaudited)

	Q4-07 % change		2007				2006
(In millions, except per share amounts and as noted)	vs. Q4-06	vs. Q3-07	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Net Revenues (1)
Asset management and administration fees	21%	3%	$628	$610	$586	$534	$518
Net interest revenue	19%	2%	441	433	389	384	371
Trading revenue	34%	11%	242	218	198	202	181
Other	31%	13%	34	30	32	33	26

Total net revenues	23%	4%	1,345	1,291	1,205	1,153	1,096

Expenses Excluding Interest (1)
Compensation and benefits	14%	2%	455	447	449	430	399
Professional services	13%	9%	88	81	81	74	78
Occupancy and equipment	9%	6%	74	70	70	68	68
Advertising and market development	26%	55%	68	44	52	66	54
Communications	6%	—	50	50	51	49	47
Depreciation and amortization	3%	—	39	39	39	39	38
Other	13%	(6%)	45	48	39	36	40

Total expenses excluding interest	13%	5%	819	779	781	762	724

Income from continuing operations before taxes on income	41%	3%	526	512	424	391	372
Taxes on income (1)	49%	17%	(221)	(189)	(168)	(155)	(148)

Income from continuing operations	36%	(6%)	305	323	256	236	224
Income from discontinued operations, net of tax	(99%)	(100%)	3	1,211	36	37	243

Net Income	(34%)	(80%)	$308	$1,534	$292	$273	$467

Diluted earnings per share from continuing operations	44%	(4%)	$.26	$.27	$.20	$.19	$.18
Basic earnings per share	(27%)	(79%)	$.27	$1.29	$.24	$.22	$.37
Diluted earnings per share	(30%)	(80%)	$.26	$1.28	$.23	$.22	$.37
Dividends declared per common share	—	(95%)	$.050	$1.050	$.050	$.050	$.050
Weighted-average common shares outstanding - diluted	(8%)	(3%)	1,167	1,201	1,257	1,266	1,274

Performance Measures
Pre-tax profit margin from continuing operations (1)			39.1%	39.7%	35.2%	33.9%	33.9%
Annualized return on stockholders’ equity			35%	145%	23%	22%	39%

Financial Condition (at quarter end, in billions)
Cash and investments segregated (2)	(19%)	(6%)	$8.8	$9.4	$9.1	$10.5	$10.9
Receivables from brokerage clients	13%	10%	$12.3	$11.2	$11.3	$10.8	$10.9
Loans to banking clients (2)	48%	10%	$3.4	$3.1	$2.7	$2.4	$2.3
Total assets	(14%)	8%	$42.3	$39.3	$49.0	$47.3	$49.0
Deposits from banking clients (2)	25%	10%	$13.8	$12.5	$11.7	$11.4	$11.0
Payables to brokerage clients	(1%)	7%	$20.3	$18.9	$18.8	$19.1	$20.6
Long-term debt (2)	125%	50%	$.9	$.6	$.4	$.4	$.4
Stockholders’ equity	(26%)	9%	$3.7	$3.4	$5.1	$4.9	$5.0

Other
Full-time equivalent employees (at quarter end, in thousands) (2, 3)	7%	3%	13.3	12.9	12.9	13.0	12.4
Annualized net revenues per average full-time equivalent employee (in thousands) (1, 2, 4)	15%	2%	$409	$400	$371	$366	$355
Capital expenditures - cash purchases of equipment, office facilities, and property, net (in millions) (2)	27%	53%	$52	$34	$43	$39	$41

Clients’ Daily Average Trades (in thousands)
Revenue trades (5)	31%	9%	275.5	253.5	221.4	230.4	210.8
Schwab Investor Services (6)	6%	5%	21.5	20.5	18.6	18.6	20.2
Schwab Institutional ® (6)	66%	17%	22.3	19.0	16.7	16.1	13.4
Schwab Corporate and Retirement Services (6)	18%	—	1.3	1.3	1.2	1.2	1.1

Total	31%	9%	320.6	294.3	257.9	266.3	245.5

Average Revenue Per Revenue Trade (5)	1%	2%	$13.87	$13.56	$14.27	$14.33	$13.76

(1)	All amounts have been adjusted to summarize the impact of the sale of U.S. Trust Corporation (U.S. Trust), which was completed on July 1, 2007, in income from discontinued operations.

(2)	All amounts have been adjusted to exclude U.S. Trust in light of its sale.

(3)	Includes 365 employees related to the acquisition of The 401(k) Company on March 31, 2007.

(4)	Includes 365 employees related to the acquisition of The 401(k) Company beginning with the second quarter of 2007.

(5)	Includes all client trades that generate either commission revenue or revenue from principal markups (i.e., fixed income); also known as DART.

(6)	Includes eligible trades executed by clients who participate in one or more of the Company’s asset-based pricing relationships.

See Notes to Consolidated Statements of Income and Financial and Operating Highlights.

THE CHARLES SCHWAB CORPORATION

Notes to Consolidated Statements of Income and Financial and Operating Highlights

(Unaudited)

The Company

The consolidated statements of income and financial and operating highlights include The Charles Schwab Corporation (CSC) and its majority-owned subsidiaries (collectively referred to as the Company), including Charles Schwab & Co., Inc. and Charles Schwab Bank. All periods have been adjusted to summarize the impact of CSC’s sale of U.S. Trust Corporation in income from discontinued operations. The consolidated statements of income and financial and operating highlights should be read in conjunction with the consolidated financial statements and notes thereto for the year ended December 31, 2006 included in the Company’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on July 17, 2007. All material intercompany balances and transactions have been eliminated.

**********

Growth in Client Assets and Accounts

(Unaudited)

	Q4-07 % change		2007				2006
(In billions, at quarter end, except as noted)	vs. Q4-06	vs. Q3-07	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Assets in client accounts
Schwab One®, other cash equivalents and deposits from banking clients	16%	7%	$35.9	$33.5	$31.7	$31.3	$31.0
Proprietary funds (Schwab Funds® and Laudus FundsTM):
Money market funds	36%	14%	183.1	160.3	147.4	143.4	135.0
Equity and bond funds	4%	(9%)	58.7	64.3	67.1	61.1	56.2

Total proprietary funds	26%	8%	241.8	224.6	214.5	204.5	191.2

Mutual Fund Marketplace® (1):
Mutual Fund OneSource®	11%	(5%)	180.9	190.8	180.5	171.9	163.2
Mutual fund clearing services	32%	—	81.8	82.0	73.4	67.6	62.1
Other third-party mutual funds	30%	1%	225.7	224.5	221.4	198.2	173.1

Total Mutual Fund Marketplace	23%	(2%)	488.4	497.3	475.3	437.7	398.4

Total mutual fund assets	24%	1%	730.2	721.9	689.8	642.2	589.6

Equity and other securities (1)	12%	—	545.2	547.8	530.4	500.6	487.0
Fixed income securities	3%	(2%)	145.8	148.3	142.6	141.9	142.0
Margin loans outstanding	12%	7%	(11.6)	(10.8)	(10.9)	(10.3)	(10.4)

Total client assets	17%	—	$1,445.5	$1,440.7	$1,383.6	$1,305.7	$1,239.2

Client assets by business
Schwab Investor Services (2)	10%	—	$625.3	$624.5	$607.3	$582.4	$567.5
Schwab Institutional	16%	—	583.5	581.0	556.4	524.5	502.5
Schwab Corporate and Retirement Services (2)	40%	1%	236.7	235.2	219.9	198.8	169.2

Total client assets by business	17%	—	$1,445.5	$1,440.7	$1,383.6	$1,305.7	$1,239.2

Net growth in assets in client accounts (for the quarter ended)
Net new client assets (3, 4)	N/M	6%	$39.5	$37.3	$29.0	$54.4	$8.8
Net market gains (losses) (4)	N/M	N/M	(34.7)	19.8	48.9	12.1	53.4

Net growth (decline)	(92%)	(92%)	$4.8	$57.1	$77.9	$66.5	$62.2

New brokerage accounts (in thousands, for the quarter ended)	41%	24%	227	183	206	193	161
Clients (in thousands)
Active Brokerage Accounts	5%	2%	7,049	6,940	6,880	6,791	6,737
Banking Accounts	78%	24%	262	212	177	151	147
Corporate Retirement Plan Participants (5)	122%	3%	1,205	1,169	1,138	1,091	542

(1)	Excludes all proprietary money market, equity, and bond funds.

(2)

In connection with recent organizational changes, the Company is reporting separately client assets for the Schwab Corporate and Retirement Services business, which was historically included in the Schwab Investor Services business. Additionally, the mutual fund clearing services business, which was historically disclosed separately, is included within the Schwab Corporate and Retirement Services business.

(3)

Includes inflows of $17.8 billion in the first quarter of 2007 related to the acquisition of The 401(k) Company. Includes inflows of $3.3 billion and $3.6 billion in the third quarter of 2007 and the fourth quarter of 2006, respectively, related to a mutual fund clearing services client. Includes an outflow of $19.5 billion in the fourth quarter of 2006 related to a mutual fund clearing services client who completed the transfer of these assets to an internal platform. Effective the second quarter of 2007, amount includes balances covered by 401(k) record keeping-only services, which totaled $5.2 billion at May 31, 2007, related to the March 2007 acquisition of The 401(k) Company.

(4)

Effective the third quarter of 2007, amounts include the Company’s mutual fund clearing services business’ daily net settlements, with a corresponding change in net market gains (losses). All prior period amounts have been recast to reflect this change.

(5)

The first quarter of 2007 includes 398,000 related to the acquisition of The 401(k) Company. Effective March 31, 2007, amount also includes 100,000 related to Personal Choice Retirement participants at Schwab.

N/M	Not meaningful.

The Charles Schwab Corporation Monthly Market Activity Report For December 2007

														% change
	Dec	2007 Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Mo.	Yr.
Change in Client Assets (in billions of dollars)
Net New Assets (1, 2, 3)	10.0	10.7	13.9	29.8	3.8	16.9	8.3	13.5	14.7	9.1	11.7	12.1	15.7	30%	57%
Net Market Gains (Losses) (3)	4.8	17.2	(15.0)	9.9	31.7	30.4	(13.2)	(26.4)	4.4	41.8	31.4	(50.4)	(15.7)

Total Client Assets (2) (at month end, in billions of dollars)	1,239.2	1,267.1	1,266.0	1,305.7	1,341.2	1,388.5	1,383.6	1,370.7	1,389.8	1,440.7	1,483.8	1,445.5	1,445.5	—	17%

New Brokerage Accounts (in thousands)	59	66	59	68	84	64	58	62	64	57	75	74	78	5%	32%
Clients (at month end, in thousands)
Active Brokerage Accounts	6,737	6,754	6,768	6,791	6,835	6,859	6,880	6,898	6,922	6,940	6,974	7,013	7,049	1%	5%
Banking Accounts	147	149	150	151	154	165	177	187	200	212	229	247	262	6%	78%
Corporate Retirement Plan Participants (4)	542	570	584	1,091	1,117	1,128	1,138	1,169	1,167	1,169	1,182	1,185	1,205	2%	122%
Market Indices (at month end)
Dow Jones Industrial Average	12,463	12,622	12,269	12,354	13,063	13,628	13,409	13,212	13,358	13,896	13,930	13,372	13,265	(1%)	6%
Nasdaq Composite	2,415	2,464	2,416	2,422	2,525	2,605	2,603	2,546	2,596	2,702	2,859	2,661	2,652	—	10%
Standard & Poor’s 500	1,418	1,438	1,407	1,421	1,482	1,531	1,503	1,455	1,474	1,527	1,549	1,481	1,468	(1%)	4%
Clients’ Daily Average Trades (in thousands)
Revenue Trades (5)	204.2	243.2	238.8	211.4	220.7	225.1	218.1	259.5	266.2	231.5	277.3	297.2	250.7	(16%)	23%
Schwab Investor Services (6)	16.1	17.7	20.2	17.9	17.8	21.4	16.7	20.3	20.5	21.3	20.1	21.1	23.4	11%	45%
Schwab Institutional® (6)	13.3	16.3	15.9	16.1	16.8	17.3	15.8	18.9	20.2	17.4	20.1	24.9	22.2	(11%)	67%
Schwab Corporate & Retirement Services (6)	1.2	1.3	1.2	1.2	1.3	1.2	1.1	1.4	1.2	1.2	1.2	1.2	1.4	17%	17%

Total	234.8	278.5	276.1	246.6	256.6	265.0	251.7	300.1	308.1	271.4	318.7	344.4	297.7	(14%)	27%

Daily Average Market Share Volume (in millions)
NYSE	1,371	1,634	1,561	1,675	1,538	1,543	1,635	1,662	1,883	1,378	1,324	1,630	1,320	(19%)	(4%)
Nasdaq	1,816	2,222	2,182	2,071	2,074	2,114	2,192	2,226	2,334	1,921	2,166	2,367	1,900	(20%)	5%

Total	3,187	3,856	3,743	3,746	3,612	3,657	3,827	3,888	4,217	3,299	3,490	3,997	3,220	(19%)	1%

Mutual Fund Net Buys (Sells) (7) (in millions of dollars)
Large Capitalization Stock	285.4	952.1	1,076.6	602.3	138.8	179.2	376.5	496.2	26.8	337.0	240.6	(327.5)	(130.3)
Small / Mid Capitalization Stock	12.0	441.1	576.5	370.1	408.9	247.1	247.5	155.3	(362.7)	(2.9)	(73.8)	(641.9)	(1,009.5)
International	896.9	1,659.3	1,347.3	539.5	1,046.0	874.2	719.5	994.6	235.7	663.1	842.2	(80.6)	262.5
Specialized	(136.2)	104.7	102.0	16.2	126.4	259.4	62.9	(5.8)	(289.1)	78.6	154.3	(191.3)	(132.1)
Hybrid	331.2	498.5	424.4	474.1	411.5	438.6	302.9	190.1	(47.4)	202.1	179.6	117.9	199.2
Taxable Bond	1,361.9	1,750.7	1,773.0	1,892.8	1,363.5	2,132.9	1,148.7	388.6	(1,908.9)	98.1	953.3	(379.4)	(585.3)
Tax-Free Bond	112.8	444.9	388.0	406.7	234.7	465.0	204.7	169.4	(267.4)	111.1	96.7	(152.1)	(519.1)
Money Market Funds	2,990.4	1,694.3	2,443.1	2,129.4	(1,747.2)	3,751.1	829.9	3,512.0	6,490.9	876.8	4,280.3	8,244.8	7,942.0

(1)	March 2007 includes inflows of $17.8 billion related to the acquisition of The 401(k) Company. August 2007 includes an inflow of $3.3 billion, related to a mutual fund clearing services client.

(2)	Effective May 2007, amount includes balances covered by 401(k) record keeping-only services, which totaled $5.2 billion at May 31, 2007, related to the March 2007 acquisition of The 401(k) Company.

(3)

Effective August 2007, amounts include the Company’s mutual fund clearing services business’ daily net settlements, with a corresponding change in net market gains (losses). All prior period amounts have been recast to reflect this change.

(4)	March 2007 includes 398,000 related to the acquisition of The 401(k) Company. Effective March 2007, amount also includes 100,000 related to Personal Choice Retirement participants at Schwab.

(5)	Includes all client trades that generate either commission revenue or revenue from principal markups (i.e., fixed income); also known as DART.

(6)	Includes eligible trades executed by clients who participate in one or more of the Company’s asset-based pricing relationships.

(7)	Represents the principal value of client mutual fund transactions handled by Schwab, including transactions in proprietary funds. Includes institutional funds available only to Investment Managers.